                                                                   EXHIBIT 10.19


               SUPPLEMENT TO INDENTURE, TERM NOTES, SERIES 1998-A


         This INDENTURE SUPPLEMENT, dated as of October 1, 1998, is entered into by and among BLT Finance Corp. III, a Massachusetts corporation (the "Issuer"), MicroFinancial Incorporated (formerly known as Boyle Leasing Technologies, Inc.), a Massachusetts corporation, (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee"). Capitalized terms used herein and not otherwise defined are, unless the context otherwise requires, used as defined in the Standard Indenture Terms or the Specific Indenture Terms.

         This Indenture Supplement incorporates by reference all of the provisions of the Standard Terms and Conditions of Indenture, dated as of November 1, 1994 (the "Standard Indenture Terms") and the Second Amended and Restated Specific Terms and Conditions of Indenture, dated as of November 1, 1994 and amended and restated as of October 1, 1998, among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer (the "Specific Indenture Terms") and one or more Supplements, which together are intended to form the Indenture (the "Indenture") entered into in connection with the financing described below.

         The Issuer has duly authorized the execution and delivery of this Indenture Supplement to provide for the issuance of the Issuer's 6.03% Lease Backed Term Notes, Series 1998-A (the "1998-A Term Notes") in an aggregate principal amount of $40,768,556.80, issuable as provided in the Indenture. Lease Contracts are being acquired from Leasecomm Corporation pursuant to the Specific Terms and Conditions of Lease Acquisition dated as of November 1, 1994 and as amended and restated as of October 1, 1998, which incorporate by reference the Standard Terms and Conditions of Lease Acquisition, dated as of November 1, 1994, and an Assignment and Assumption Agreement dated as of October 1, 1998. The Series Lease Schedule for the Series 1998-A Term Notes is attached hereto as Schedule A and the Targeted Balance Schedule with respect to the 1998-A Term Notes is attached hereto as Schedule B. Pursuant to Section 2.02 of the Standard Indenture Terms, this Indenture Supplement sets forth the following additional terms applicable to the 1998-A Term Notes, which series is hereby designated as Term Notes:

SECTION 1. DEFINITIONS.

         "Accrual Date": shall mean November 4, 1998.

         "Cut-off Date": shall mean with respect to the definitions of "Initial Series IPB" and "Term Note Funding Amount," September 30, 1998.

         "Delivery Date": shall mean November 4, 1998.

         "Initial Cash Deposit": $313,736.63.

         "Initial Payment Date": shall mean November 16, 1998.

         "Insurance Agreement": shall mean the Insurance Agreement dated as of May 1, 1996 by and among MBIA Insurance Corporation (the "Insurer"), Leasecomm Corporation (the "Company"), the

Servicer, the Issuer, Rothschild Inc. (the "Note Administrator") and the Indenture Trustee in its capacity as Indenture Trustee and Back-up Servicer as supplemented and amended pursuant to Supplement and Amendment to Insurance Agreement, dated as of August 1, 1997 and as further supplemented and amended pursuant to Second Supplement and Amendment to Insurance Agreement dated as of October 1, 1998, by and among the Insurer, the Company, the Servicer, the Issuer, the Note Administrator and the Indenture Trustee in its capacity as Indenture Trustee and Back-up Servicer.

         "MBIA Premium": shall have the meaning specified in the Insurance Agreement.

         "MBIA Premium Rate": shall have the meaning specified in the Insurance Agreement.

         "Note Interest Rate": shall mean 6.03%.

         "Note Insurance Policy": shall mean MBIA Policy Number 27849.

         "Private Placement Memorandum" or "Final Private Placement Memorandum": shall refer to the Private Placement Memorandum dated November 4, 1998.

         "Stated Maturity": shall mean May 17, 2004.

         "Term Note Funding Amount": shall not exceed $40,768,556.80.

         "Transaction Documents Date": shall mean October 1, 1998 with respect to the 1998-A Term Note Supplement, the Indenture and the Insurance Agreement; with respect to the Note Insurance Policy with respect to the 1998-A Term Notes, "Transaction Documents Date" shall mean November 4, 1998; for all other purposes "Transaction Documents Date" shall mean November 1, 1994.

         "Trustee Fee Rate": shall mean with respect to the 1998-A Term Notes, 0.03% per annum.

SECTION 2.  ADDITIONAL AND MODIFIED TERMS.

         (a) During the period that the 1998-A Term Notes remain outstanding, the Issuer agrees to provide any Holder of the 1998-A Term Notes or any prospective purchaser of the 1998-A Term Notes such information as may be required pursuant to Rule 144A(d)(4) of the Rules and Regulations under the Act to render the 1998-A Term Notes eligible for resale pursuant to Rule 144A.

         (b) Notice is hereby given that effective as of July 30, 1998, Boyle Leasing Technologies, Inc. changed its name to MicroFinancial Incorporated.

         (c)      The address of the Issuer and the Servicer referred to in
Section 13.03(a),(c) and (d) of the Standard Indenture Terms shall be as follows:

         (i) if to the Issuer, at 950 Winter Street, Suite 4200A, Waltham, Massachusetts 02451 Attention: President;

         (ii) if to the Servicer, 950 Winter Street, Suite 4100, Waltham, Massachusetts 02451 Attention: President

SECTION 3.  CASH COLLATERAL ACCOUNT RELEASE.

         Notwithstanding any other provision of the Indenture, the Trustee is hereby directed to release $5,216,658.69 from the Cash Collateral Account to the Issuer on the Delivery Date in consideration for the pledge of an equivalent amount (by Aggregate IPB) of additional Lease Assets on such date.

SECTION 4. PAYMENT OF PRINCIPAL AND INTEREST.

         Notwithstanding any other provision of the Indenture, the principal and interest on the 1998-A Term Notes shall be payable by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

SECTION 5. COUNTERPARTS.

         This Indenture Supplement may be executed in one or more counterparts all of which together shall constitute one original document.

         IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                   BLT FINANCE CORP. III,
                                   as Issuer


                                   By: /s/ Richard F. Latour
                                       ----------------------------------------
                                       Name: Richard F. Latour
                                       Title: Vice President



                                   MICROFINANCIAL INCORPORATED,
                                   as Servicer


                                   By: /s/ Richard F. Latour
                                       ----------------------------------------
                                       Name: Richard F. Latour
                                       Title: Executive Vice President



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Back-up Servicer


                                   By: /s/ Eileen R. O'Connor
                                       ----------------------------------------
                                       Name: Eileen R. O'Connor
                                       Title: Corporate Trust Officer

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee


                                   By: /s/ Eileen R. O'Connor
                                       ----------------------------------------
                                       Name: Eileen R. O'Connor
                                       Title: Corporate Trust Officer

                                   SCHEDULE A

                          SERIES 1998-A LEASE SCHEDULE







                        In the possession of the Trustee

                                   SCHEDULE B

                            TARGETED BALANCE SCHEDULE
                                  SERIES 1998-A

                                                                      SCHEDULE B


                              BLT FINANCE CORP. III
           $40,768,446.80 6.03% LEASE-BACKED TERM NOTES, SERIES 1998-A

                         TARGETED AMORTIZATION SCHEDULE


                                      Beginning         Principal          Ending
Month Number      Payment Date      Note Balance         Payment        Note Balance
------------      ------------      ------------         -------        ------------

      1             16-Nov-98       40,768,556.80      1,029,329.98     39,739,226.81
      2             16-Dec-98       39,739,226.81      1,036,529.55     38,702,697.27
      3             16-Jan-99       38,702,697.27      1,044,366.10     37,658,331.16
      4             16-Feb-99       37,658,331.16      1,138,100.84     36,520,230.32
      5             16-Mar-99       36,520,230.32      1,237,650.12     35,282,580.20
      6             16-Apr-99       35,282,580.20      1,048,660.60     34,233,919.60
      7             16-May-99       34,233,919.60      1,035,951.94     33,197,967.65
      8             16-Jun-99       33,197,967.65      1,039,246.41     32,158,721.25
      9             16-Jul-99       32,158,721.25      1,042,341.06     31,116,380.19
     10             16-Aug-99       31,116,380.19      1,047,219.11     30,069,161.08
     11             16-Sep-99       30,069,161.08      1,058,013.36     29,011,147.71
     12             16-Oct-99       29,011,147.71        967,355.42     28,043,792.30
     13             16-Nov-99       28,043,792.30      1,176,276.78     26,867,515.51
     14             16-Dec-99       26,867,515.51      1,082,423.16     25,785,092.35
     15           16-Jan-2000       25,785,092.35      1,087,030.27     24,698,062.08
     16           16-Feb-2000       24,698,062.08        752,782.34     23,945,279.74
     17           16-Mar-2000       23,945,279.74        726,277.76     23,219,001.98
     18           16-Apr-2000       23,219,001.98        784,582.48     22,434,419.51
     19           16-May-2000       22,434,419.51        833,515.94     21,600,903.57
     20           16-Jun-2000       21,600,903.57        877,572.93     20,723,330.64
     21           16-Jul-2000       20,723,330.64        899,538.80     19,823,791.83
     22           16-Aug-2000       19,823,791.83        937,897.59     18,885,894.24
     23           16-Sep-2000       18,885,894.24        992,740.13     17,893,154.11
     24           16-Oct-2000       17,893,154.11      2,141,434.37     15,751,719.74
     25           16-Nov-2000       15,751,719.74        983,783.81     14,767,935.92
     26           16-Dec-2000       14,767,935.92      1,490,808.91     13,277,127.01
     27           16-Jan-2001       13,277,127.01      1,406,080.24     11,871,046.77
     28           16-Feb-2001       11,871,046.77      1,317,184.19     10,553,862.58
     29           16-Mar-2001       10,553,862.58      1,215,204.63      9,338,657.96
     30           16-Apr-2001        9,338,657.96      1,304,443.48      8,034,214.48
     31           16-May-2001        8,034,214.48      1,338,585.45      6,695,629.03
     32          16-June-2001        6,695,629.03      1,209,614.24      5,486,014.78
     33           16-Jul-2001        5,486,014.78      1,091,385.90      4,394,628.88
     34           16-Aug-2001        4,394,628.88        972,555.19      3,422,073.69
     35           16-Sep-2001        3,422,073.69        931,721.06      2,490,352.63
     36           16-Oct-2001        2,490,352.63        888,681.17      1,601,671.46
     37           16-Nov-2001        1,601,671.46        810,598.47        791,072.99
     38           16-Dec-2001          791,072.99        733,786.12         57,286.87
     39           16-Jan-2002           57,286.87         57,286.87              0.00
